Exhibit (32.2)
                                                                 --------------

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350


The certification set forth below is being submitted in connection with the Quarterly Report of Pitney Bowes Inc. (the "company") on Form 10-Q for the period ended March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), for the purpose of complying with Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934 (the "Exchange Act") and Section 1350 of Chapter 63 of Title 18 of the United States Code.

I, Bruce P. Nolop, Chief Financial Officer of the company, certify that, to the best of my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the company.



/s/ Bruce P. Nolop
------------------
Bruce P. Nolop
Chief Financial Officer
May 7, 2004